EXHIBIT 10.3
AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT
Dated as of June 2nd, 2014
AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”) among INTERNATIONAL FLAVORS & FRAGRANCES INC., a New York corporation (the “Company”), INTERNATIONAL FLAVORS & FRAGRANCES (LUXEMBOURG) S.à.r.l., a private limited liability company (société à responsabilité limitée) incorporated in Luxembourg and registered with the Register of Commerce and Companies of Luxembourg under number B 79234 and having its registered address at 6 rue de Mamer, L-8081 Bertrange, Grand-Duchy of Luxembourg, with a share capital of EUR 163,360,000 (“IFF Lux”), INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V., a private limited liability company incorporated in the Netherlands (“NL Holding”), INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V., a private limited liability company incorporated in the Netherlands (“IFF Nederland”), IFF WORLDWIDE (GIBRALTAR) LIMITED, a company incorporated under the laws of Gibraltar (“IFF Worldwide Gibraltar”), IFF AROMA ESANS SANAYI VE TICARET ANONIM SIRKETI, a Turkish joint stock company organized under the laws of Turkey (“IFF Turkey”), the various financial institutions as are parties to the Credit Agreement referred to below (collectively, the “Lenders”), and Citibank, N.A. (“Citibank”), as administrative agent (in such capacity, the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    The Borrower, the Lenders and the Agent have entered into a Credit Agreement, amended and restated as of April 4, 2014 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    The Company has requested and the Required Lenders have agreed that the Credit Agreement be amended upon the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as hereinafter set forth.
SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)	Section 2.01(a)(i) is amended in full to read as follows:
“Tranche A. Each Tranche A Lender severally agrees, on the terms and conditions hereinafter set forth, to make Tranche A Revolving Credit Advances denominated in Dollars or any Committed Currency to any Borrower (other than IFF Turkey and IFF Worldwide Gibraltar) from time to time on any Business Day during the period from the Effective Date until the Termination Date applicable to such Lender in an amount (based in respect of any Revolving Credit Advances to be denominated in a Committed Currency by reference to the Equivalent thereof in Dollars determined on the date of delivery of the applicable Notice of Revolving Credit Borrowing) not to exceed such

Lender’s Unused Tranche A Commitment. Each Revolving Credit Borrowing under the Tranche A Facility shall be in an amount not less than the Revolving Credit Borrowing Minimum or the Revolving Credit Borrowing Multiple in excess thereof and shall consist of Tranche A Revolving Credit Advances of the same Type and in the same currency made on the same day by the Lenders ratably according to their respective Tranche A Revolving Credit Commitments. Within the limits of each Lender’s Tranche A Revolving Credit Commitment, any Borrower (other than IFF Turkey and IFF Worldwide Gibraltar) may borrow under this Section 2.01(a)(i), prepay pursuant to Section 2.10 and reborrow under this Section 2.01(a)(i).”

(b)	Section 2.01(b)(i) is amended in full to read as follows:
“Tranche A. Each Tranche A Swing Line Bank severally agrees, on the terms and conditions hereinafter set forth, to make Tranche A Swing Line Advances denominated in Dollars to any Borrower (other than IFF Turkey and IFF Worldwide Gibraltar) from time to time on any Business Day during the period from the date hereof until the Termination Date applicable to the Tranche A Swing Line Bank (A) in an aggregate amount not to exceed at any time outstanding the Tranche A Swing Line Subfacility and (B) in an amount for each such Advance not to exceed an amount equal to the Unused Tranche A Commitments of the Tranche A Lenders on such Business Day. Each Tranche A Swing Line Borrowing shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Base Rate Advances made on the same day by the Tranche A Swing Line Banks ratably according to their respective Tranche A Swing Line Commitments. Within the limits of the Tranche A Swing Line Subfacility and within the limits referred to in clause (B) above, the Borrowers (other than IFF Turkey and IFF Worldwide Gibraltar) may borrow under this Section 2.01(b)(i), prepay pursuant to Section 2.10 and reborrow under this Section 2.01(b)(i).”
SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on and as of the date first above written (the “Amendment Effective Date”) when, and only when, the Agent or its counsel shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders.
SECTION 3. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement.
SECTION 4. Costs and Expenses. The Company agrees to pay on demand all reasonable and documented out‑of‑pocket costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other

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instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

INTERNATIONAL FLAVORS & FRAGRANCES INC.
By	/s/ Robert Anderson
Name: Robert Anderson
Title: Treasurer

INTERNATIONAL FLAVORS & FRAGRANCES (LUXEMBOURG) S.à.r.l.
By	/s/ Robert Anderson
Name: Robert Anderson
Title: Manager

INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V.
By	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V.
By	/s/ Jeroen Henricus Maria van Noorden
Name: Jeroen Henricus Maria van Noorden
Title: Managing Director

[IFF Amendment No. 1 Signature Page]

EXECUTED AS A DEED BY IFF WORLDWIDE (GIBRALTAR) LIMITED
By	/s/ Robert Anderson
Name: Robert Anderson
Title: Director

By	/s/ Richard O’Leary
Name: Richard O’Leary
Title: Director

IFF AROMA ESANS SANAYI VE TICARET ANONIM SIRKETI
By	/s/ Server Tolga Tanriover
Name: Server Tolga Tanriover
Title: Board Member

By	/s/ Meryem Berna Balibasa
Name: Meryem Berna Balibasa
Title: Vice-President

[IFF Amendment No. 1 Signature Page]

Accepted and Agreed:

CITIBANK, N.A., as Administrative Agent, Lender and Swing Line Lender
By	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

CITIBANK INTERNATIONAL PLC, as Tranche B Swing Line Bank
By	/s/ Andrew Mason
Name: Andrew Mason
Title: Vice President

BNP PARIBAS
By	/s/ Berangere Allen
Name: Berangere Allen
Title: Director

By	/s/ Richard Pace
Name: Richard Pace
Title: Managing Director

BNP PARIBAS FORTIS S.A./N.V.
By	/s/ Hans Maas
Name: Hans Maas
Title: Executive Director

By	/s/ Erik Putteman
Name: Erik Putteman
Title: Senior Banker

[IFF Amendment No. 1 Signature Page]

JPMORGAN CHASE BANK, N.A.
By	/s/ Joon Hur
Name: Joon Hur
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By	/s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

MORGAN STANLEY BANK, N.A.
By	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

RBS CITIZENS, N.A.
By	/s/ Colin Monaghan
Name: Colin Monaghan
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
By	/s/ Michael Ryno
Name: Michael Ryno
Title: Vice President

[IFF Amendment No. 1 Signature Page]

SANTANDER BANK, N.A.
By	/s/ Matthew Bartlett
Name: Matthew Bartlett
Title: Vice President

ING BANK N.V., DUBLIN BRANCH
By	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By	/s/ Maurice Kenny
Name: Maurice Kenny
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
By	/s/ Tony Sood
Name: Tony Sood
Title: Director

STANDARD CHARTERED BANK
By	/s/ Heinz Noeding
Name: Heinz Noeding
Title: Managing Director

COBANK, ACB
By	/s/ Natalya Rivkin
Name: Natalya Rivkin
Title: Vice President

[IFF Amendment No. 1 Signature Page]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA (EUROPE) S.A. AMSTERDAM BRANCH
By	/s/ Weihuang Jin
Name: Weihuang Jin
Title: General Manager

[IFF Amendment No. 1 Signature Page]